Exhibit 99.1

NOTICE OF EXTENSION OF FORBEARANCE PERIOD

May 30, 2007

This document shall serve as notice, pursuant to Section 2(e) of the Forbearance and Consent Agreement, dated April 17, 2007, to US Bank as Collateral Agent that the undersigned parties have agreed to extend the Forbearance Period from May 31, 2007 to June 30, 2007.

JMB CAPITAL PARTNERS, L.P.

By:	/s/ Cyrus Hadidi
	Name:	Cyrus Hadidi
	Title:	Partner

JMG CAPITAL PARTNERS, L.P.

By:	/s/ Jonathan Glaser
	Name:	Jonathan Glaser
	Title:	Member Manager

JMG TRITON OFFSHORE FUND, LTD.

By:	/s/ Jonathan Glaser
	Name:	Jonathan Glaser
	Title:	Member Manager

CCM MASTER QUALIFIED FUND, LTD.

By:	/s/ Clint D. Coghill
	Name:	Clint D. Coghill
	Title:	Director